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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8/S-3 (No. 333-36227) of J.D. Edwards & Company of our report dated November 30, 1998 appearing on Page F-1 of this Annual Report on Form 10-K.



PRICEWATERHOUSECOOPERS LLP

Broomfield, Colorado
January 26, 1999